                                                                    EXHIBIT 10.1

                               ARTISTDIRECT, INC.
                         NOTICE OF GRANT OF STOCK OPTION

         Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of ARTISTdirect, Inc. (the "Corporation"):

         Optionee:  Robert Weingarten

         Grant Date:  March 29, 2004

         Vesting Commencement Date:  March 29, 2004

         Exercise Price:  $0.50 per share

         Number of Option Shares:  120,000 shares

         Expiration Date:  March 29, 2011

         Type of Option:         Incentive Stock Option
                           -----
                             X   Non-Statutory Stock Option
                           -----

         Date Exercisable:  Immediately Exercisable.

         Vesting Schedule: Although the Option is immediately exercisable, one hundred percent (100%) of the Option Shares shall initially be unvested and subject to repurchase by the Corporation at the Exercise Price paid per share. Optionee shall acquire a vested interest in, and the Corporation's repurchase right shall accordingly lapse with respect to, the remaining Option Shares in a series of thirty-six (36) successive equal monthly installments upon Optionee's completion of each month of Service over the thirty-six (36)-month period measured from the Vesting Commencement Date. Notwithstanding the foregoing, the Option Shares are subject to accelerated vesting as specifically provided for in the attached Stock Option Agreement and Stock Purchase Agreement. Except as set forth in Section 6 of the Stock Option Agreement attached hereto as Exhibit A or in Section D.6 of the Stock Purchase Agreement attached hereto as Exhibit B, in no other event shall any additional Option Shares vest after Optionee's cessation of Service.

         REPURCHASE RIGHTS. OPTIONEE HEREBY AGREES THAT CERTAIN OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE SUBJECT TO CERTAIN REPURCHASE RIGHTS EXERCISABLE BY THE CORPORATION AND ITS ASSIGNS. THE TERMS OF SUCH RIGHTS ARE SPECIFIED IN THE ATTACHED STOCK PURCHASE AGREEMENT.

         Optionee and the Corporation hereby agree to be bound by all the terms and conditions of the Option as set forth in the Stock Option Agreement and Stock Purchase Agreement attached hereto as Exhibits A and B, respectively.

         All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement or Stock Purchase Agreement.

DATED:  March 29, 2004

                                         ARTISTDIRECT, INC.



                                         By:
                                             -----------------------------------
                                         Name: Jonathan Diamond
                                         Title: President


                                         By:
                                             -----------------------------------
                                         Optionee:  Robert Weingarten

                                         Address:
                                                  ------------------------------

                                                  ------------------------------

                                                  ------------------------------



ATTACHMENTS:
EXHIBIT A - NON-STATUTORY STOCK OPTION AGREEMENT
EXHIBIT B - STOCK PURCHASE AGREEMENT

                                    EXHIBIT A

                             STOCK OPTION AGREEMENT


                               ARTISTDIRECT, INC.
                      NON-STATUTORY STOCK OPTION AGREEMENT

                                    RECITALS

         A. The Board, including a majority of the independent directors (as defined in Nasdaq Marketplace Rule 4200(a)(14)), of the Corporation and the Board's Compensation Committee, comprised of a majority of independent directors, have approved a stock option grant to Optionee as an inducement material to Optionee's entering into employment with the Corporation.

         B. Optionee has not previously been an Employee or director of the Corporation, and the option evidenced by this Agreement (the "Option") is granted to Optionee in order to attract and retain Optionee to serve the Corporation in the capacity of Chief Financial Officer.

         C. The Option is granted to Optionee in consideration of the services Optionee is to render the Corporation and not for any capital-raising purposes or in connection with any capital-raising activities.

         D. The Option is intended to be a Non-Statutory Option which does NOT satisfy the requirements of Section 422 of the Code.

         E. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

         NOW, THEREFORE, it is hereby agreed as follows:

         1. GRANT OF OPTION. The Corporation hereby grants to Optionee, as of the Grant Date, an Option to purchase up to the number of Option Shares specified in the Grant Notice attached hereto. The Option Shares shall be purchasable at any time or from time to time during the Option term specified in Paragraph 2 at the Exercise Price.

         2. OPTION TERM. The Option shall have a term of seven (7) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraphs 5 or 6.

         3. LIMITED TRANSFERABILITY. The Option shall be neither transferable nor assignable by Optionee other than by will or by the laws of descent and distribution following Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee or as otherwise set forth herein. However, the Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established for the exclusive benefit of one or more such family members. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the Option pursuant to such assignment or as set forth herein. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Board may deem appropriate.

         4. DATES OF EXERCISE. The Option shall be immediately exercisable for all of the Option Shares, and shall remain exercisable for all of the Option Shares as to which it has not been exercised until the Expiration Date or sooner termination of the Option term under Paragraphs 5 or 6.

         5. CESSATION OF SERVICE. The Option term specified in Paragraph 2 shall terminate (and the Option shall cease to be outstanding) prior to the Expiration Date in accordance with the following provisions:

                 (a) Should Optionee cease Service by reason of an Involuntary Termination or Permanent Disability, then Optionee's right to exercise the Option shall lapse, and the Option shall cease to be outstanding, upon the expiration of the twelve (12)-month period measured from the date of Optionee's cessation of Service. In no event, however, shall the Option be exercisable at any time after the Expiration Date. In the event that such Permanent Disability prevents Optionee from personally exercising the Option, the Option may be exercised by Optionee's personal authorized representative to the same extent that Optionee could otherwise exercise the Option.

                  (b) Should Optionee cease Service on or prior to March 29, 2006 for any reason other than (i) an Involuntary Termination, (ii) a termination for Cause or (iii) Optionee's death or Permanent Disability, then Optionee's right to exercise the Option shall lapse, and the Option shall cease to be outstanding, upon the earlier of (x) the expiration of the ninety (90)-day period measured from the date of Optionee's cessation of Service or (y) the Expiration Date.

                  (c) Should Optionee cease Service after March 29, 2006 for any reason other than (i) an Involuntary Termination, (ii) a termination for Cause or (iii) Optionee's death or Permanent Disability, then Optionee's right to exercise the Option shall lapse, and the Option shall cease to be outstanding, upon the earlier of (x) the expiration of the twelve (12)-month period measured from the date of Optionee's cessation of Service or (y) the Expiration Date.

                  (d) Should Optionee's Service be terminated for Cause, then the Option shall terminate immediately and cease to be outstanding.

                  (e) Should Optionee cease Service by reason of his death, then the personal representative of Optionee's estate or the person or persons to whom the Option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution or, if the Option has been transferred to a trust in accordance with the terms herein, the trustee of such trust, shall have the right to exercise the Option. Such right shall lapse, and the Option shall cease to be outstanding, upon the earlier of (i) the expiration of the twelve
(12)-month period measured from the date of Optionee's death or (ii) the Expiration Date.

                 (f) During the applicable post-Service exercise period, the Option may not be exercised in the aggregate for more than the number of Option Shares that are vested at the time of Optionee's cessation of Service, except that, if Optionee ceases Service by reason of an Involuntary Termination, Optionee thereupon shall be deemed to be fully vested in all of the Option Shares. Upon the expiration of the applicable post-Service exercise period or (if earlier) upon the Expiration Date, the Option shall terminate and cease to be outstanding for any vested Option Shares for which the Option has not been exercised. However, the Option shall, immediately upon Optionee's cessation of Service for any reason, terminate and cease to be outstanding with respect to any Option Shares in which Optionee is not at that time vested (under the first sentence of this paragraph 5(f) or otherwise).

         6. CORPORATE TRANSACTION

                 (a) The Option, to the extent outstanding at the time of a Corporate Transaction, shall automatically accelerate immediately prior to the effective date of such Corporate Transaction so that all of the Option Shares shall be deemed to be fully vested. No such acceleration of vesting of the Option shall occur, however, if and to the extent: (i) the Option is, in connection with the Corporate Transaction, to be assumed by the surviving or successor entity (or parent thereof) or (ii) the Option is to be replaced with a cash incentive program of the surviving or successor entity (or parent thereof) which provides Optionee with substantially equivalent economic benefits by preserving the spread existing at the time of the Corporate Transaction on the Option Shares for which the Option is not otherwise at that time vested (the excess of the Fair Market Value of those Option Shares over the aggregate Exercise Price payable for such shares) and provides for subsequent payout in accordance with the same Option vesting schedule set forth in the Grant Notice.

                 (b) Immediately following a Corporate Transaction, this Option shall terminate and cease to be outstanding, except to the extent assumed by the surviving or successor entity (or parent thereof) in connection with the Corporate Transaction.

                 (c) If the Option is assumed in connection with a Corporate Transaction, then the Option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Corporate Transaction had the Option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price per share to provide that the aggregate Exercise Price shall remain the same as before such Corporate Transaction.

                 (d) To the extent the Option is to be assumed by the surviving or successor entity (or parent thereof) in connection with a Corporate Transaction, or a substitute option is issued to the Optionee as provided above, vesting of the Option shall not accelerate upon the occurrence of that Corporate Transaction, and the Option shall accordingly continue, over Optionee's period of Service after the Corporate Transaction, to vest in one or more installments in accordance with the provisions of the Grant Notice, subject to acceleration upon an Involuntary Termination as provided in Paragraph 5(f) above.

                 (e) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

            7. ADJUSTMENT IN OPTION SHARES. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder appropriate adjustments shall be made to
(i) the number and/or class of securities subject to the Option and (ii) the Exercise Price, but no change shall be made in the aggregate Exercise Price.

            8. STOCKHOLDER RIGHTS. The holder of the Option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the Option, paid the Exercise Price and become a holder of record of the purchased shares.

            9. MANNER OF EXERCISING OPTION.

                  (a) In order to exercise the Option with respect to all or any part of the Option Shares for which the Option is at the time exercisable, Optionee (or any other person or persons exercising the Option) must take the following actions:

                        (i) Execute and deliver to the Corporation a Notice of Exercise for the number of Option Shares for which the Option is exercised.

                        (ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

                             (A) cash or check made payable to the Corporation;

                             (B) shares of Common Stock held by Optionee (or any
                                 other person or persons exercising the Option) for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                             (C) through a special sale and remittance procedure
                                 pursuant to which optionee (or any other person or persons exercising the Option) shall concurrently provide irrevocable instructions
                                 (a) to a brokerage firm, not arranged by and not having any pre-existing business relationship with the Corporation, to effect the immediate sale of all or some of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, not later than three (3) days after the Exercise Date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale

                             (D) through a "cashless exercise" in which the
                                 optionee may elect to receive shares equal to the value (as determined below) of this option (or the portion thereof being cancelled) by surrender of this option at the principal office of the Corporation together with the properly endorsed form in which event the Corporation shall issue to the holder a number of shares of Common Stock computed using the following formula:

                                 X=Y (A-B)
                                   -------
                                      A

                     Where X= the number of shares of Common Stock to be issued to the optionee

                           Y=     the number of shares of Common Stock
                                  purchasable under the option or, if only a portion of the option is being exercised, the portion of the option being exercised (at the date of such calculation)

                           A=     the market value of one share of the
                                  Corporation's Common Stock (at the date of such calculation as determined by the closing price of the Common Stock on the date immediately prior to the Exercise Date)

                           B= Purchase Price (as adjusted to the date of such calculation)


                  Except to the extent the sale and remittance procedure or the cashless exercise procedure is utilized in connection with the Option exercise, payment of the Exercise Price must accompany the Notice of Exercise.

                        (iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the Option (if other than Optionee) have the right to exercise the Option.

                        (iv) Execute and deliver to the Corporation such written representations as may be requested by the Corporation in order for it to comply with the applicable requirements of federal and state securities laws.

                        (v) Make appropriate arrangements with the Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all federal, state and local income and employment tax withholding requirements applicable to the Option exercise.

                  (b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising the Option) a certificate for the purchased Option Shares.

                  (c) In no event may the Option be exercised for any fractional shares.

            10. LOCK-UP. Optionee agrees that prior to the one-year anniversary of the commencement of his employment with the Corporation (or any earlier date upon which Optionee's Service ceases by reason of an Involuntary Termination), he will not sell, make any short sale of, hedge, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose of or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to the Option Shares without the written consent of the Corporation's Board.

            11. COMPLIANCE WITH LAWS AND REGULATIONS.

                  (a) The exercise of the Option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq Stock Market or other national market, if applicable, or the Over-The-Counter Bulletin Board) on which the Common Stock may be listed for trading at the time of such exercise and issuance. The Corporation and Optionee shall use reasonable efforts to comply with all such requirements of law and applicable regulations.

                  (b) The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to the Option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

            12. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee's assigns and the legal representatives, heirs and legatees of Optionee's estate.

            13. GOVERNING LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

            14. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

            15. REGISTRATION RIGHTS. The Corporation shall file a registration statement on S-8 relating to the Option Shares and shall file any and all amendments to such registration statement in order that the Optionee may sell or otherwise transfer the Option Shares upon exercise to the fullest extent permitted under applicable federal and state securities laws.

                                    EXHIBIT 1

                               NOTICE OF EXERCISE

         I hereby notify ARTISTdirect, Inc. (the "Corporation") that I elect to purchase ______________ shares of the Corporation's Common Stock (the "Purchased Shares") at the option exercise price of $_____________________________ per share (the "Exercise Price") pursuant to that certain option (the "Option") granted to me on ________________________________, 20_____.

         Concurrently with the delivery of this Exercise Notice to the Corporation, I shall hereby pay to the Corporation the Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with the Corporation (or other documents) evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker-dealer sale and remittance procedure or cashless exercise procedure specified in my agreement to effect payment of the Exercise Price.

____________________, 20_____
Date

                                                   -----------------------------
                                                   Optionee


                                                   Address:

                                                   -----------------------------

                                                   -----------------------------

                                                   -----------------------------


Print name in exact manner it is to
appear on the stock certificate:
                                  ---------------------------------
Address to which certificate is to be
sent, if different from address above:
                                       ---------------------------------

                                       ---------------------------------

Social Security Number:
                        ---------------------
Employee Number:
                 ---------------------

                                    APPENDIX

         The following definitions shall be in effect under the Agreement:

         A. AGREEMENT shall mean this Stock Option Agreement.

         B. BOARD shall mean the Corporation's Board of Directors.

         C. CAUSE shall mean Optionee is terminated because Optionee shall have
(i) been convicted of, or pleaded nolo contendere to, any felony or lesser crime involving fraud, embezzlement or misappropriation of the property of the Corporation or any of its Subsidiaries; (ii) engaged in gross negligence or willful misconduct in the performance of Optionee's duties hereunder that has resulted in material injury to the Corporation; (iii) materially and willfully breached any material provision hereof; or (iv) misappropriated for his own purpose and benefit any material property of Corporation or any Subsidiary or misappropriated for his own purpose and benefit, in violation of his fiduciary obligation to the Corporation, any material opportunity of the Corporation or any Subsidiary. Notwithstanding anything to the contrary contained herein, none of the events or circumstances described in clauses (ii), (iii) or (iv) above shall constitute "Cause" for purposes of this Agreement unless the Corporation gives Optionee written notice delineating the claimed event or circumstance and setting forth the Corporation's intention to terminate Optionee's employment if such claimed event or circumstance is not capable of remedy or is not duly remedied within thirty (30) days following such notice, if capable of remedy, and Optionee fails to remedy such event or circumstance within such thirty
(30)-day period.

         D. CODE shall mean the Internal Revenue Code of 1986, as amended.

         E. COMMON STOCK shall mean the Corporation's common stock.

         F. CORPORATE TRANSACTION shall mean any of the following transactions effecting a change in control or ownership of the Corporation:

            (i) a stockholder-approved merger or consolidation in which the Corporation is merged into or consolidated with any other corporation or entity and immediately following consummation of the transaction the persons who held the Corporation's capital stock immediately prior to such transaction hold less than an aggregate of fifty percent (50%) of the total combined voting power of the surviving entity's outstanding securities, or

            (ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation's assets, or

            (iii) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders.

         G. CORPORATION shall mean ARTISTdirect, Inc., a Delaware corporation.

         H. EMPLOYEE shall mean the Optionee in his capacity as an employee of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

         I. EXERCISE DATE shall mean the date on which the Option shall have been exercised in accordance with Paragraph 9 of the Agreement.

         J. EXERCISE PRICE shall mean the exercise price per share as specified in the Grant Notice.

         K. EXPIRATION DATE shall mean the date on which the Option expires as specified in the Grant Notice.

         L. FAIR MARKET VALUE per share of Common Stock on any relevant date, for purposes of Paragraph 9 only, shall be determined in accordance with the following provisions:

            (i) If the Common Stock is at the time traded on the Nasdaq National or SmallCap Markets, then the Fair Market Value shall be the average of the high and low selling prices per share of Common Stock on the date in question, as such prices are reported by the National Association of Securities Dealers on the Nasdaq National or SmallCap Markets (or, if not listed on such market, any other national market) and published in The Wall Street Journal. If there are no selling prices quoted for the Common Stock on the date in question, then the Fair Market Value shall be the average of the high and low selling prices on the last preceding date for which such quotations exist.

            (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the average high and low selling prices per share of Common Stock on the date in question on the Stock Exchange determined by the Compensation Committee to be the primary market for the Common Stock, as such prices are officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there are no selling prices quoted for the Common Stock on the date in question, then the Fair Market Value shall be the average of the high and low selling prices on the last preceding date for which such quotations exist.

            (iii) If the Common Stock is at the time traded on the over-the-counter market, then the Fair Market Value shall be the average of the closing bid prices over the 30-day period prior to the date in question, as such prices are reported on the Over The Counter Bulletin Board.

            (iv) If the Common Stock is not at the time traded on the over-the-counter market, a Stock Exchange or the Nasdaq National or SmallCap Markets, then the Fair Market Value shall be as determined in good faith by the Corporation's Board of Directors.

         M. GOOD REASON shall mean the occurrence of any of the following: (i) a material and substantial reduction in Optionee's title, responsibilities or duties (including, but not limited to, any such reduction following a change in control of the Corporation); (ii) a reassignment of Optionee to a geographic location in excess of thirty-five (35) miles from the Corporation's current principal offices; or (iii) a material breach by the Corporation of any of its obligations to Optionee hereunder, including, but not limited to, the Corporation's failure to timely make any payment due to Optionee hereunder. Notwithstanding anything to the contrary contained herein, none of the foregoing events or circumstances shall constitute "Good Reason" for purposes of this Agreement unless Optionee gives the Corporation written notice delineating the claimed event or circumstance and setting forth Optionee's intention to terminate his employment if such claimed event or circumstance is not capable of remedy or is not duly remedied within a reasonable period following such notice (not to exceed thirty (30) days), if capable of remedy, and the Corporation fails to remedy such event or circumstance within such reasonable period.

         N. GRANT DATE shall mean the date of grant of the Option as specified in the Grant Notice.

         O. GRANT NOTICE shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the Option evidenced hereby.

         P. INVOLUNTARY TERMINATION shall mean the termination of Optionee's Service by reason of:

            (i) Optionee's involuntary dismissal or discharge by the Corporation for reasons other than (X) for Cause or (Y) by reason of death or Permanent Disability, or

            (ii) Optionee's voluntary resignation for Good Reason.

         Q. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

         R. NOTICE OF EXERCISE shall mean the written notice of exercise in the form attached hereto as Exhibit 1.

         S. OPTION SHARES shall mean the number of shares of Common Stock subject to the Option as specified in the Grant Notice.

         T. OPTIONEE shall mean the person to whom the Option is granted as specified in the Grant Notice.

         U. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         V. PERMANENT DISABILITY shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

         W. SERVICE shall mean the Optionee's performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant.

         X. STOCK EXCHANGE shall mean the American Stock Exchange or the New York Stock Exchange.

         Y. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                    EXHIBIT B

                            STOCK PURCHASE AGREEMENT


                               ARTISTDIRECT, INC.

                            STOCK PURCHASE AGREEMENT

         AGREEMENT made this _____ day of ___________________, _____ by and between ARTISTdirect, Inc., a Delaware corporation, and Robert Weingarten, Optionee.

         All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement or in the attached Appendix.

         A. EXERCISE OF OPTION

            1. EXERCISE. Optionee hereby purchases from the Corporation, and the Corporation hereby sells to Optionee ____________ shares of Common Stock (the "Purchased Shares") pursuant to that certain option (the "Option") granted Optionee on March 29, 2003 (the "Grant Date") to purchase up to 120,000 shares of Common Stock (the "Option Shares") at the exercise price of $0.50 per share (the "Exercise Price").

            2. PAYMENT. Concurrently with the delivery of this Agreement to the Corporation, Optionee shall pay the aggregate Exercise Price for the Purchased Shares in accordance with the provisions of the Option Agreement and shall deliver whatever additional documents may be required by the Option Agreement as a condition for exercise.

            3. STOCKHOLDER RIGHTS. Until such time as the Corporation exercises the Repurchase Right with respect to any Purchased Shares, Optionee (or any successor in interest) shall have all the rights of a stockholder (including voting, dividend and liquidation rights) with respect to those Purchased Shares, subject, however, to the transfer restrictions of Articles B and C below.

         B. SECURITIES LAW COMPLIANCE

            1. RESTRICTED SECURITIES. While the Purchased Shares have been registered under the 1933 Act, Optionee hereby confirms that Optionee has been informed that the Purchased Shares are control securities under the 1933 Act because Optionee is an affiliate of the Corporation and accordingly, the Purchased Shares may not be resold or transferred except in compliance with the federal securities laws.

            2. RESTRICTIONS ON DISPOSITION OF PURCHASED SHARES. Optionee shall make no disposition of the Purchased Shares (other than a Permitted Transfer) unless and until Optionee shall have complied with all requirements of this Agreement applicable to the disposition of the Purchased Shares.

         The Corporation shall not be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Agreement or (ii) to treat as the owner of the Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

         3. RESTRICTIVE LEGENDS. The stock certificates for the Purchased Shares shall be endorsed with one or more of the following restrictive legends (to the extent applicable):

         (a) "The shares represented by this certificate are "control" securities under the Securities Act of 1933 because the holder is an affiliate of the Corporation. The shares may not be sold or offered for sale in the absence of satisfactory assurances to the Corporation that such sale or offer complies with all applicable federal and state securities laws."

         (b) "The shares represented by this certificate are subject to certain repurchase rights and other restrictions on transfer granted to the Corporation and accordingly may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of a written agreement dated ____________, 20____ between the Corporation and the registered holder of the shares (or the predecessor in interest to the shares). A copy of such agreement is maintained at the Corporation's principal corporate offices."

Upon request by Optionee, the Corporation agrees to remove the legends above, in each case, when the applicable restrictions or repurchase rights have lapsed and are no longer applicable.

         C. TRANSFER RESTRICTIONS

            1. RESTRICTION ON TRANSFER. Except for any Permitted Transfer, Optionee shall not transfer, assign, encumber or otherwise dispose of any of the Purchased Shares which are subject to the Repurchase Right.

            2. TRANSFEREE OBLIGATIONS. Each person (other than the Corporation) to whom the Purchased Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Agreement and that the transferred shares are subject to the Repurchase Right to the same extent such shares would be so subject if retained by Optionee.

            3. LOCK-UP. Optionee agrees that prior to the one-year anniversary of the commencement of his employment with the Corporation (or any earlier date upon which Optionee's Service ceases by reason of an Involuntary Termination), he will not sell, make any short sale of, hedge, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose of or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to the Purchased Shares without the written consent of the Corporation's Board.

      D. REPURCHASE RIGHT

            1. GRANT. The Corporation is hereby granted the right (the "Repurchase Right"), exercisable at any time during the sixty (60)-day period following the date Optionee ceases for any reason to remain in Service or (if later) during the sixty (60)-day period following the execution date of this Agreement, to repurchase at the Exercise Price any or all of the Purchased Shares in which Optionee is not, at the time of his cessation of Service, vested in accordance with the Vesting Schedule applicable to those shares or the special vesting acceleration provisions of Paragraph D.6 of this Agreement (such shares to be hereinafter referred to as the "Unvested Shares").

            2. EXERCISE OF THE REPURCHASE RIGHT. The Repurchase Right shall be exercisable by written notice delivered to each Owner of the Unvested Shares prior to the expiration of the sixty (60)-day exercise period. The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of such notice. The stock certificates representing the Unvested Shares to be repurchased shall be delivered to the Corporation on the closing date specified for the repurchase. Concurrently with the receipt of such stock certificates, the Corporation shall pay to Owner, in cash, an amount equal to the Exercise Price previously paid for the Unvested Shares which are to be repurchased from Owner. Notwithstanding the foregoing, in the event such stock certificates are not delivered to the Corporation at the time the Exercise Price is so paid, such Unvested Shares shall nonetheless be deemed cancelled as of the time of such payment and the Corporation may take such action as is necessary, including the imposition of stop transfer orders, with respect to such Unvested Shares. The Corporation's right to exercise the Repurchase Right shall be conditioned on the Corporation having taken all corporate action required to be taken to exempt such repurchase from the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 16b-3(e), or successor rule, thereunder, and providing the Owner with satisfactory written evidence thereof with its notice of exercise.

            3. TERMINATION OF THE REPURCHASE RIGHT. The Repurchase Right shall terminate with respect to any Unvested Shares for which it is not timely exercised under Paragraph D.2. In addition, the Repurchase Right shall terminate and cease to be exercisable with respect to any and all Purchased Shares in which Optionee vests in accordance with the Vesting Schedule or the special acceleration provisions of Paragraph D.6 of this Agreement. All Purchased Shares as to which the Repurchase Right lapses shall, however, remain subject to any Lock-up restrictions set forth in Paragraph C.3 hereof.

            4. AGGREGATE VESTING LIMITATION. If the Option is exercised in more than one increment so that Optionee is a party to one or more other Stock Purchase Agreements (the "Prior Purchase Agreements") which are executed prior to the date of this Agreement, then the total number of Purchased Shares as to which Optionee shall be deemed to have a fully-vested interest under this Agreement and all Prior Purchase Agreements shall not exceed in the aggregate the number of Purchased Shares in which Optionee would otherwise at the time be vested, in accordance with the Vesting Schedule or the special vesting acceleration provisions of Paragraph D.6 of this Agreement, had all the Purchased Shares (including those acquired under the Prior Purchase Agreements) been acquired exclusively under this Agreement.

            5. RECAPITALIZATION. Any new, substituted or additional securities or other property (including cash paid other than as a regular cash dividend) which is by reason of any Recapitalization distributed with respect to any of the Purchased Shares shall be immediately subject to the Repurchase Right, but only to the extent those Purchased Shares are at the time covered by such right. Appropriate adjustments to reflect such distribution shall be made to the number and/or class of Purchased Shares subject to this Agreement and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such Recapitalization upon the Corporation's capital structure; provided, however, that the aggregate purchase price shall remain the same.

            6. SPECIAL VESTING ACCELERATION.

            (a) If Optionee ceases Service by reason of any Involuntary Termination, Optionee thereupon shall be deemed to be fully vested in all of the Purchased Shares (and none of the Purchased Shares shall be subject to the Repurchase Right).

            (b) If the Repurchase Right is NOT assigned to a surviving or successor entity (or its parent) and is NOT otherwise continued in full force and effect pursuant to the terms of a Corporate Transaction, then the Repurchase Right shall terminate automatically in its entirety, and all the Purchased Shares shall vest in full, immediately prior to the consummation of such Corporate Transaction.

      E. SPECIAL TAX ELECTION

            The acquisition of the Purchased Shares may result in adverse tax consequences which may be avoided or mitigated by filing an election under Code
Section 83(b). Such election must be filed within thirty (30) days after the date of this Agreement. A description of the tax consequences applicable to the acquisition of the Purchased Shares and the form for making the Code Section 83(b) election are set forth in Exhibit I. OPTIONEE SHOULD CONSULT WITH HIS TAX ADVISOR TO DETERMINE THE TAX CONSEQUENCES OF ACQUIRING THE PURCHASED SHARES AND THE ADVANTAGES AND DISADVANTAGES OF FILING THE CODE SECTION 83(b) ELECTION. OPTIONEE ACKNOWLEDGES THAT IT IS OPTIONEE'S SOLE RESPONSIBILITY, AND NOT THE CORPORATION'S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(b), EVEN IF OPTIONEE REQUESTS THE CORPORATION OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS BEHALF.

      F. GENERAL PROVISIONS

            1. ASSIGNMENT. The Corporation may assign the Repurchase Right (subject to its terms) to any person or entity selected by the Board, including (without limitation) one or more stockholders of the Corporation.

            2. NOTICES. Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery, one business day after being delivered to a reputable overnight courier service, or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph to all other parties to this Agreement.

            3. NO WAIVER. The failure of the Corporation in any instance to exercise the Repurchase Right shall not constitute a waiver of any other repurchase rights that may subsequently arise under the provisions of this Agreement or any other agreement between the Corporation and Optionee. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

            4. CANCELLATION OF SHARES. If the Corporation shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Corporation shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

      G. MISCELLANEOUS PROVISIONS

            1. OPTIONEE UNDERTAKING. Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Optionee or the Purchased Shares pursuant to the provisions of this Agreement.

            2. AGREEMENT IS ENTIRE CONTRACT. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof.

            3. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without resort to that State's conflict-of-laws rules.

            4. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            5. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and upon Optionee, Optionee's permitted assigns and the legal representatives, heirs and legatees of Optionee's estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

         IN WITNESS WHEREOF, the parties have executed this Stock Purchase Agreement on the day and year first indicated above.

                                      ARTISTDIRECT, INC.

                                      By:
                                          --------------------------------------
                                      Title:
                                             -----------------------------------


                                      Address:

                                      ------------------------------------------

                                      ------------------------------------------

                                      ------------------------------------------


                                      By:
                                          --------------------------------------
                                      Optionee:  Robert N. Weingarten

                                      Address:

                                      ------------------------------------------

                                      ------------------------------------------

                                      ------------------------------------------

                             SPOUSAL ACKNOWLEDGMENT

         The undersigned spouse of Optionee has read and hereby approves the foregoing Stock Purchase Agreement. In consideration of the Corporation's granting Optionee the right to acquire the Purchased Shares in accordance with the terms of such Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms of such Agreement, including (without limitation) the right of the Corporation (or its assigns) to purchase any Purchased Shares in which Optionee is not vested at time of his cessation of Service.

                                                 OPTIONEE'S SPOUSE

                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------

                                               Address:

                                               ---------------------------------

                                               ---------------------------------

                                               ---------------------------------

                                    EXHIBIT I

                       FEDERAL INCOME TAX CONSEQUENCES AND
                           SECTION 83(b) TAX ELECTION

            FEDERAL INCOME TAX CONSEQUENCES AND SECTION 83(b) ELECTION FOR EXERCISE OF NON-STATUTORY OPTION. If the Purchased Shares are acquired pursuant to the exercise of a Non-Statutory Option, as specified in the Grant Notice, then under Code Section 83, the excess of the fair market value of the Purchased Shares on the date any forfeiture restrictions applicable to such shares lapse over the Exercise Price paid for those shares will be reportable as ordinary income on the lapse date. For this purpose, the term "forfeiture restrictions" includes the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right. However, Optionee may elect under Code Section 83(b) to be taxed at the time the Purchased Shares are acquired, rather than when and as such Purchased Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of the Agreement. Even if the fair market value of the Purchased Shares on the date of the Agreement equals the Exercise Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future. The form for making this election is attached as part of this exhibit. FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE THIRTY (30)-DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME BY OPTIONEE AS THE FORFEITURE RESTRICTIONS LAPSE.

                             SECTION 83(b) ELECTION

         This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

      The taxpayer who performed the services is:

      Name:
      Address:
      Taxpayer Ident. No.:

      The property with respect to which the election is being made is _____________ shares of the common stock of ARTISTdirect, Inc.

      The property was issued on ______________, _____.

      The taxable year in which the election is being made is the calendar year
_____.

      The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayer's service with the issuer terminates. The issuer's repurchase right will lapse in a series of annual installments over a three (3)-year period ending on ___________, 200__.

      The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $__________per share.

      The amount paid for such property is $___________ per share.

      A copy of this statement was furnished to ARTISTdirect, Inc. for whom taxpayer rendered the services underlying the transfer of property.

      This statement is executed on _________________, ______.



-------------------------------------    ---------------------------------------
Spouse (if any)                          Taxpayer

This election must be filed with the Internal Revenue Service Center with which taxpayer files his or her federal income tax returns and must be made within thirty (30) days after the execution date of the Stock Purchase Agreement. This filing should be made by registered or certified mail, return receipt requested. Optionee must retain two (2) copies of the completed form for filing with his or her federal and state tax returns for the current tax year and an additional copy for his or her records.

                                    APPENDIX

      The following definitions shall be in effect under the Agreement:

      A. AGREEMENT shall mean this Stock Purchase Agreement.

      B. BOARD shall mean the Corporation's Board of Directors.

      C. CAUSE shall mean Optionee is terminated because Optionee shall have (i) been convicted of, or pleaded nolo contendere to, any felony or lesser crime involving fraud, embezzlement or misappropriation of the property of the Corporation or any of its Subsidiaries; (ii) engaged in gross negligence or willful misconduct in the performance of Optionee's duties hereunder that has resulted in material injury to the Corporation; (iii) materially and willfully breached any material provision hereof; or (iv) misappropriated for his own purpose and benefit any material property of Corporation or any Subsidiary or misappropriated for his own purpose and benefit, in violation of his fiduciary obligation to the Corporation, any material opportunity of the Corporation or any Subsidiary. Notwithstanding anything to the contrary contained herein, none of the events or circumstances described in clauses (ii), (iii) or (iv) above shall constitute "Cause" for purposes of this Agreement unless the Corporation gives Optionee written notice delineating the claimed event or circumstance and setting forth the Corporation's intention to terminate Optionee's employment if such claimed event or circumstance is not capable of remedy or is not duly remedied within thirty (30) days following such notice, if capable of remedy, and Optionee fails to remedy such event or circumstance within such thirty
(30)-day period.

      D. CODE shall mean the Internal Revenue Code of 1986, as amended.

      E. COMMON STOCK shall mean the Corporation's common stock.

      F. CORPORATE TRANSACTION shall mean any of the following transactions effecting a change in control or ownership of the Corporation:

            (i) a stockholder-approved merger or consolidation in which the Corporation is merged into or consolidated with any other corporation or entity and immediately following consummation of the transaction the persons who held the Corporation's capital stock immediately prior to such transaction hold less than an aggregate of fifty percent (50%) of the total combined voting power of the surviving entity's outstanding securities, or

            (ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation's assets, or

            (iii) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders.

      G. CORPORATION shall mean ARTISTdirect, Inc., a Delaware corporation, and any surviving or successor entity to all or substantially all of the assets or voting stock of ARTISTdirect, Inc.

      H. EMPLOYEE shall mean the Optionee in his capacity as an employee of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

      J. EXERCISE PRICE shall have the meaning assigned to such term in Paragraph A.1.

      K. GOOD REASON shall mean the occurrence of any of the following: (i) a material and substantial reduction in Optionee's title, responsibilities or duties (including, but not limited to, any such reduction following a change in control of the Corporation); (ii) a reassignment of Optionee to a geographic location in excess of thirty-five (35) miles from the Corporation's current principal offices; or (iii) a material breach by the Corporation of any of its obligations to Optionee hereunder, including, but not limited to, the Corporation's failure to timely make any payment due to Optionee hereunder. Notwithstanding anything to the contrary contained herein, none of the foregoing events or circumstances shall constitute "Good Reason" for purposes of this Agreement unless Optionee gives the Corporation written notice delineating the claimed event or circumstance and setting forth Optionee's intention to terminate his employment if such claimed event or circumstance is not capable of remedy or is not duly remedied within a reasonable period following such notice (not to exceed thirty (30) days), if capable of remedy, and the Corporation fails to remedy such event or circumstance within such reasonable period.

      L. GRANT DATE shall have the meaning assigned to such term in Paragraph
A.1.

      M. GRANT NOTICE shall mean the Notice of Grant of Stock Option pursuant to which Optionee has been informed of the basic terms of the Option.

      N. INVOLUNTARY TERMINATION shall mean the termination of Optionee's Service by reason of:

            (i) Optionee's involuntary dismissal or discharge by the Corporation for reasons other than (X) for Cause or (Y) by reason of death or Permanent Disability, or

            (ii) Optionee's voluntary resignation for Good Reason.

      O. 1933 ACT shall mean the Securities Act of 1933, as amended.

      P. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

      Q. OPTION shall have the meaning assigned to such term in Paragraph A.1.

      R. OPTION AGREEMENT shall mean all agreements and other documents evidencing the Option.

      S. OPTIONEE shall mean the person to whom the Option is granted.

      T. OWNER shall mean Optionee and all subsequent holders of the Purchased Shares who derive their chain of ownership through a Permitted Transfer from Optionee.

      U. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      V. PERMANENT DISABILITY shall mean the inability of Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

      W. PERMITTED TRANSFER shall mean (i) a gratuitous transfer of the Purchased Shares, provided and only if Optionee obtains the Corporation's prior written consent to such transfer, (ii) a transfer of title to the Purchased Shares effected pursuant to Optionee's will or the laws of inheritance following Optionee's death, (iii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by Optionee in connection with the acquisition of the Purchased Shares, or (iv) a transfer of the Purchased Shares to a trust for the sole benefit of Optionee or his immediately family.

      X. PRIOR PURCHASE AGREEMENT shall have the meaning assigned to such term in Paragraph D.4.

      Y. PURCHASED SHARES shall have the meaning assigned to such term in Paragraph A.1.

      Z. RECAPITALIZATION shall mean any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Corporation's outstanding Common Stock as a class without the Corporation's receipt of consideration.

      AA. REPURCHASE RIGHT shall mean the right granted to the Corporation in accordance with Article D.

      BB. SERVICE shall mean the Optionee's performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant.

      CC. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      DD. VESTING SCHEDULE shall mean the vesting schedule specified in the Grant Notice pursuant to which the Optionee is to vest in the Option Shares in a series of installments over his period of Service; provided, the Option Shares are subject to accelerated vesting pursuant to Section D.6 of the Agreement.

      EE. UNVESTED SHARES shall have the meaning assigned to such term in Paragraph D.1.